 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009 (September 30, 2009)

Fortress Exploration, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26703	98-0206030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Vista Parkway, Suite 4011 West Palm Beach, Florida	33411
(Address of principal executive offices)	(Zip Code)

(561) 939-4890
 (Issuer's Telephone Number)

Echo Resources, Inc.
2300 Palm Beach Lakes Boulevard, Suite 218, West Palm Beach, FL 33409

(Former name or former address, if changes since last report)

The  purpose of this  current  report on Form 8-K is to report a change in the Company’s auditors.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On September 30, 2009, the Company amended its Articles of Incorporation changing the Company’s name to Fortress Exploration, Inc. Its new trading symbol is FRXP.

EXHIBIT NUMBER       DESCRIPTION

None

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Exploration, Inc.
A Delaware Corporation

(Registrant)

By:  /s/ Petrie DuRand
       Petrie DuRand, CEO, CFO, Chairman

Date: October 13, 2009